                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    April 25, 1996
                                                           --------------

                              VERNITRON CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-16182                11-1962029
          --------                   -------                ----------
(State or other jurisdiction)      (Commission)             (IRS Employer
                                                        Identification Number)

                  645 MADISON AVENUE, NEW YORK, NEW YORK  10022
                  ---------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (212) 593-7900
                                 --------------
               Registrant's telephone number, including area code


Item 5    Other Events

     The information set forth in the press release, dated April 25, 1996, attached as Exhibit A hereto, is incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                             Vernitron Corporation
                                        ------------------------------
                                                  Registrant

Date:     April 26, 1996                by:  /s/ Elliot N. Konopko
          --------------                     ---------------------------
                                             Elliot N. Konopko
                                             Vice President
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                                                                       Exhibit A



                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


CONTACT:
- --------

Elliot Konopko
Vernitron Corporation
(212) 593-7900



            VERNITRON CORPORATION ACQUIRES PRECISION AEROTECH, INC.

          New York, New York, April 25, 1996 -- Vernitron Corporation (VRNT and VRNTP) and Precision Aerotech, Inc. (PATC) announced today that they have consummated their previously announced merger. In connection with the merger, Vernitron entered into a $36 million senior secured bank credit facility. The proceeds of the facility were used to acquire the Common Stock of Precision Aerotech and refinance existing indebtedness, and will provide additional working capital for the combined companies. In connection with the merger and the refinancing, Vernitron issued warrants to acquire up to 1,442,700 shares of its Common Stock. In the merger, each holder of shares of Precision's Common Stock will be entitled to receive $5 in cash.